UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No.  )
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CNB CORPORATION

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING AT THE MEETING
ELECTION OF DIRECTORS
INFORMATION ABOUT DIRECTOR NOMINEES
OWNERSHIP OF COMMON STOCK
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
COMPENSATION OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
CODE OF ETHICS
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
SHAREHOLDER PROPOSALS
OTHER BUSINESS

CNB CORPORATION
303 North Main Street
Cheboygan, Michigan 49721
April 15, 2011
Dear Shareholder:
You are cordially invited to attend the annual meeting of CNB Corporation to be held at the Knights of Columbus Hall, 9840 N. Straits Highway (near the intersection of highways U.S. 27 and M-33), Cheboygan, Michigan, at 7:00 p.m. on Tuesday, May 17, 2011. The Notice of Annual Meeting and Proxy Statement follow this letter and the Corporation’s 2010 Annual Report is enclosed.
It is important that your shares be represented at the meeting. Whether or not you plan to attend, we urge you to sign, date and return your Proxy as soon as possible in the enclosed postage-paid envelope.
Dessert will be served following the meeting and we hope you will be able to join us.
Your continued support of, and interest in, CNB Corporation are sincerely appreciated and we encourage you to recommend the Corporation’s services to your friends and neighbors.
We look forward to seeing you at the meeting.

Respectfully,
/s/ Susan A. Eno
Susan A. Eno President and Chief Executive Officer

enclosures

CNB CORPORATION
303 North Main Street
Cheboygan, Michigan 49721
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 17, 2011
TO THE SHAREHOLDERS:
          The Annual Meeting of Shareholders of CNB Corporation, a Michigan corporation, will be held on Tuesday, May 17, 2011, at 7:00 p.m., at the Knights of Columbus Hall, 9840 N. Straits Highway, Cheboygan, Michigan, for the following purposes:
          1. To elect nine directors, each to hold office for a one year term and until his or her successor is elected and qualified.
          2. To transact such other business as may properly come before the meeting or any adjournment thereof.
          The Board of Directors has fixed March 18, 2011, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

By order of the Board of Directors,
/s/ Rebecca L. Tomaski
Rebecca L. Tomaski Secretary

Dated: April 15, 2011
          Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. If you do attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.
          IMPORTANT NOTICE ABOUT THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2011
          The Company’s proxy statement and annual report to shareholders for the fiscal year ended December 31, 2010 are also available at http://www.cnbismybank.com/shareholder_relations.htm

CNB CORPORATION
303 North Main Street
Cheboygan, Michigan 49721
PROXY STATEMENT
2011 ANNUAL MEETING OF SHAREHOLDERS
May 17, 2011
          This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the “Corporation”), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the “Bank”), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 17, 2011, at 7:00 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan (the “Annual Meeting”), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.
VOTING AT THE MEETING
          This Proxy Statement and the enclosed Proxy are expected to be mailed on or about April 15, 2011, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 18, 2011, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.
          The Corporation’s only class of outstanding stock is its common stock, par value $2.50 per share. As of the record date of March 18, 2011, 1,212,098 shares of common stock of the Corporation were outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Corporation.
          If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.
          A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

ELECTION OF DIRECTORS
          The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.
          Nine persons have been nominated for election to the Board, each to serve one year expiring at the 2012 Annual Meeting of Shareholders. The Board has nominated Steven J. Baker, D.V.M., James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Susan A. Eno, Vincent J. Hillesheim, Kathleen A. Lieder, R. Jeffery Swadling and Francis J. VanAntwerp, Jr. All of the nominees are incumbent directors elected by the Corporation’s shareholders at the prior annual meeting, and all are independent directors within the meaning of NYSE listing standards except for Mr. Conboy and Ms. Eno.
          Unless otherwise directed by a shareholder’s Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.
          A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

INFORMATION ABOUT DIRECTOR NOMINEES
     The information set forth below relating to each nominee’s age, year first elected as director and principal occupation or employment for the past five years has been provided as of March 1, 2011 by the respective nominee.
Steven J. Baker, D.V.M. (age 59)
Dr. Baker is a retired veterinarian who practiced veterinary medicine with the Indian River Veterinary Clinic, which he owned for 25 years. Dr. Baker is active in the Indian River community, several non-profit groups and is a steward for several land conservancies. He has served as a director of the Bank since 1999 and a director of the Corporation since 2000. Dr. Baker’s qualifications and contributions include his knowledge of and familiarity with the Corporation and Bank’s service area in the community of Indian River.
James C. Conboy, Jr. (age 63)
Mr. Conboy is the retired former President and Chief Executive Officer of the Corporation and President and Chief Executive Officer of the Bank. He served as President and Chief Operating Officer of the Corporation from 2000 to 2004 and Executive Vice President of the Corporation from 1998 to 2000. Mr. Conboy served as President and Chief Operating Officer of the Bank from 1998 to 2004. He has served as a director of the Bank since 1983 and as a director of the Corporation since 1985, the year of its formation. Mr. Conboy is also past chairman of the Michigan Bankers Association which was the culmination of a number of years of involvement in that trade association. This experience offered further exposure to the business of banking. Mr. Conboy served as a senior advisor to management from 2008 through 2011. His 26-year tenure on the Board and previous management experience within the Bank enable him to guide the Board in its deliberations on a wide variety of topics. Prior to his employment at the Bank, Mr. Conboy practiced law with an emphasis on bank law. This exposure to the regulations and laws impacting financial institutions is a valuable asset to the Board.
Kathleen M. Darrow (age 68)
Ms. Darrow is the President/Co-owner of Darrow Bros. Excavating, Inc. Currently, she is a Board member of the Straits Area Community Foundation and the Mackinac Island State Park Commission — Mackinac Associates Board. Ms. Darrow also serves on the Development Council for the Cheboygan Memorial Hospital and the Finance Committee of the Church of the Straits. She is the retired former Group Sales & Special Events Coordinator for the Mackinac State Historic Parks. She has served as a director of the Corporation and the Bank since 1996. Ms. Darrow’s special contributions and qualifications include her 27 years of experience in the tourism industry. She also contributes to the diversity of the Board.
Thomas J. Ellenberger (age 60)
Mr. Ellenberger has been part owner, Vice President and Secretary of Albert Ellenberger Lumber Co. (retail lumber sales) for the past 35 years. He has served as a director of the Bank since 1995 and as a director of the Corporation since 1996. Mr. Ellenberger’s contributions are his knowledge of and familiarity with the Corporation and Bank’s service area in the community of Onaway.

Susan A. Eno (age 56)
Ms. Eno is the President and Chief Executive Officer of the Corporation and President and Chief Executive Officer of the Bank. Ms. Eno has been an officer of the Corporation since 1996 and an employee of the Bank since 1971. She has been in her current position since January 1, 2008 and was in her previous position as Executive Vice President of the Corporation and Executive Vice President and Cashier of the Bank for more than 11 years. She has served as a director of the Bank since 2007 and as a director of the Corporation since 2008. Ms. Eno’s management responsibilities for all aspects of the Corporation’s operations and her deep knowledge of our markets and communities all qualify her for service on the Board. Ms. Eno attended the Graduate School of Banking in Madison Wisconsin. She also contributes to the diversity of the Board.
Vincent J. Hillesheim (age 60)
Mr. Hillesheim is President of Anchor In Marina of Northern Michigan, Inc. He has served as a director of the Corporation and the Bank since 1994 and as the lead independent director serving as Chairman since 2006. His working career has included operation and management of a small business, property management, budgeting, personnel management and small business financing. Mr. Hillesheim’s contributions and qualifications include his insights to a range of operational matters as well as his knowledge and familiarity with the Corporation and Bank’s service area in the community of Cheboygan.
Kathleen A. Lieder (age 59)
Ms. Lieder is a retired former partner in the Cheboygan office of the Bodman PLC law firm. For over 25 years she operated a small business in the community as co-owner of the Log Mark Bookstore. She has served as a director of the Bank since September 2005 and as director of the Corporation since May 2006. Ms. Lieder’s special contributions and skills include her acumen acquired during her 30-year career as a lawyer and over 10 years of service on other boards including Lutheran Social Services of Michigan of which she is currently Vice Chair having previously served as chair. She also contributes to the diversity of the Board.
R. Jeffery Swadling (age 51)
Mr. Swadling is Vice President of Ken’s Village Market, Inc., a retail grocery store in Indian River. He has over 20 years business management experience and 5 years financial management experience. Mr. Swadling has served on the Board of the Cheboygan Area Arts Council, Inland Lakes Educational Foundation and the Indian River Chamber of Commerce. He has served as a director of the Bank since September 2005 and as director of the Corporation since May 2006. His insight and experience in the areas of information technology and marketing of the Corporation’s stock in particular assists in Board discussion involving these subjects.
Francis J. VanAntwerp, Jr. (age 65)
Mr. VanAntwerp is a civil engineer and Vice President of Durocher Marine Division — Kokosing Construction Company, Inc. Mr. VanAntwerp is a native of Cheboygan. He is a former Chairman of the Board of Cheboygan Memorial Hospital and a former President of Cheboygan Jaycees. He has served as a director of the Corporation and the Bank since 1990. As a business owner and major employer in the community, Mr. VanAntwerp’s extensive management and leadership experience position him well to serve on the Board.

OWNERSHIP OF COMMON STOCK
          The following table sets forth certain information as of March 18, 2011, with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation’s outstanding common stock.
Amount and Nature of Beneficial Ownership(1)

	Sole Voting	Shared Voting	Total
Name and Address of	and Dispositive	or Dispositive	Beneficial	Percent of
Beneficial Owner	Power	Power(2)	Ownership	Class
Dessie M. Ormsbee P.O. Box 5157 Cheboygan, MI 49721	37,279	37,279	74,558	6.15%

(1)	The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

(2)	These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

          The following table sets forth certain information as of March 18, 2011, as to the common stock of the Corporation owned beneficially by each director and nominee for director, each named executive officer, and by all directors and named executive officers of the Corporation as a group.
Amount and Nature of Beneficial Ownership(1)

	Sole Voting	Shared Voting	Total		Percent
Name of	and/or	and/or	Beneficial		of
Beneficial Owner	Dispositive Power	Dispositive Power(2)	Ownership		Class
Steven J. Baker	—	3,316	3,316		*
James C. Conboy, Jr.	—	11,462	11,462		*
Kathleen M. Darrow	2,720	—	2,720		*
Thomas J. Ellenberger	—	12,071	12,071		*
Susan A. Eno	3,675	—	4,620	(3)	*
Vincent J. Hillesheim	1,436	5,024	6,460		*
Kathleen A. Lieder	1,900	3,405	5,305		*
R. Jeffery Swadling	—	334	334		*
Francis J. VanAntwerp, Jr.	2,245	6,442	8,687		*
Named Officers: Douglas W. Damm	—	4,600	5,387	(4)	*
All directors, nominees and named officers as a group	11,976	46,654	60,362		4.98%

*	Less than 1%.

(1)	The number of shares stated includes shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

(2)	These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

(3)	Includes 945 shares that may be acquired within 60 days by Ms. Eno through the exercise of stock options.

(4)	Includes 787 shares that may be acquired within 60 days by executive officers of the Corporation through the exercise of stock options.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
          The Board of Directors of the Corporation has an Audit Committee. Its membership is comprised of Directors Ellenberger (who serves as Chairman), Baker, Darrow, Hillesheim, Lieder, Swadling and VanAntwerp. All members qualify as “independent directors” under the NYSE listing standards. Under the Sarbanes-Oxley Act of 2002 and implementing Securities and Exchange Commission rules, the Corporation is required to disclose whether the Audit Committee has at least one member who qualifies as an “audit committee financial expert” as that term is defined in the rules. Based on the exacting criteria set forth in the Securities and Exchange Commission rules, the Board of Directors has determined that no independent member of the Board of Directors qualifies as an “audit committee financial expert”. The present members of the Audit Committee have 70 years of combined service on the Audit Committee. All of the members are financially literate and at least one of the members has expertise in accounting and other aspects of financial management. Considering this experience and expertise and other relevant issues, the Board of Directors believes that the Audit Committee can effectively fulfill its duties and obligations and has determined that appointing an additional director or retaining an individual who would meet the qualifications of an “audit committee financial expert” is neither necessary nor reasonable at this time.
          The Audit Committee meets at least quarterly each year and more frequently as circumstances may require. The Audit Committee met 5 times during 2010. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.
          The Board of Directors of the Corporation does not have a standing compensation or nominating committee. The Board of Directors believes that, given its relatively small size and with seven of its nine current members qualifying as “independent directors” under the NYSE listing standards, it is appropriate for the entire Board of Directors to serve in the capacity of a compensation and nominating committee.
          The Board of Directors does not have a charter or other formal written policy with regard to its function as a compensation or nominating committee. The entire Board of Directors participates in the consideration of director nominees. The Board has functioned without a nominating committee since CNB Corporation was formed in 1985 and has, in the Board’s view, been successful in selecting appropriate candidates for the Board of Directors to submit to the shareholders for their consideration.
          The Board has not engaged a consultant to provide advice or recommendations on the amount or form of executive or director compensation.
          The Board of Directors does not have a formal policy of considering diversity in identifying potential Director nominees, but believes that its membership should broadly reflect the banking community served by the Corporation. The Board has an informal practice of considering a nominee’s age, race, ethnicity, national origin, gender, and geographic location in addition to such nominee’s skills, expertise, industry knowledge and qualifications for Board service.
          Traditionally all directors of the Corporation also serve as the Board of Directors of the

Bank; therefore, director nominees must meet the qualifications for national bank directors set forth in 12 USC Sec. 72. Based on those qualifications and Comptroller of the Currency and corporate governance guidelines, the Board of Directors has developed criteria to be used in considering individual director candidates. Consideration of factors relative to the size and composition of the Board of Directors will vary according to the expertise and demographics of the existing Board. In making nominations for election to the Board of Directors, the Board of Directors will consider director candidates recommended by shareholders. Any director candidate recommended by shareholders will be reviewed and evaluated in the same manner as all other director candidates.
          Under the Bylaws of the Corporation, nominations of persons for election to the Board of Directors may be made by any shareholder entitled to vote at a meeting at which one or more directors will be elected by submitting written notice of any nomination to the Secretary of the Corporation. The notice must be received at the principal business office of the Corporation not less than 90 days nor more than 120 days prior to the scheduled date of the annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. In the case of a special meeting of the shareholders or in the event that the date of the applicable annual meeting is changed by more than 30 days from its scheduled date, a shareholder’s notice must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the meeting date was mailed or the day public disclosure of the meeting was made. The notice must set forth or include: (1) the name and address, as they appear on the records of the Corporation, of the shareholder giving the notice; (2) a representation that the shareholder giving the notice is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) the class and number of shares of the capital stock of the Corporation beneficially owned and of record by the shareholder giving the notice; (4) any material interest or relationship that the shareholder giving the notice may have with each proposed nominee; (5) the name, address, age, principal occupation or employment, and such other information for each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (6) a signed consent of each proposed nominee to serve as a director of the Corporation if so elected.
          Separate persons serve as the Chairman of the Board and the Chief Executive Officer of the Company. Currently, Mr. Hillesheim serves as Chairman and Ms. Eno serves as President and Chief Executive Officer. The Chairman of the Board serves as the lead Director and presides at meetings except for the Audit Committee meetings. The Audit Committee has its own Chairman who presides over the Audit Committee meetings. The Board believes that this leadership structure is appropriate given the Bank’s characteristics as it allows for additional independent oversight of management decisions; it also permits our Chairman to direct his attention to governance matters while our President and Chief Executive Officer can focus on operational issues. Furthermore, the current leadership structure has been in place since 2005 although, it is not to say that the Board would not change it in the future under appropriate circumstances. The independent Directors regularly meet in a closed session with the Bank’s Manager of Internal Audit and the external auditors. The Board and Audit Committee are actively involved in oversight of risk, compliance and business results. Management is responsible for the management of risk, and reports to the Board and Audit Committee. Board members have complete access to management and outside advisors; thus, the President and Chief Executive Officer is not the sole source of information for the Board.

          As noted above, all directors of the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of 5 meetings during 2010, including the organizational meeting. The Board of Directors of the Bank held a total of 24 meetings during 2010, including the organizational meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Audit Committee, except for Mr. VanAntwerp who attended 71%. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.
          The directors of the Corporation are expected to attend the Annual Meeting of Shareholders with the organizational meeting of the newly elected Board of Directors to be held as provided in the Bylaws. All directors attended the 2010 Annual Meeting of Shareholders.
COMPENSATION OF DIRECTORS
          All directors elected prior to January 1, 1994 participated in the Citizens National Bank of Cheboygan 1985 Directors’ Deferred Compensation Plan in lieu of payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors elected after January 1, 1994. As of December 31, 2009 this plan was terminated and benefits under the plan were frozen. The plan was a defined benefit plan and provided for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The Bank continues to be the owner and beneficiary of life insurance policies which were structured to fund the Bank’s obligations under the terms of the plan.
          Directors elected after January 1, 1994, may participate in the Citizens National Bank of Cheboygan 1997 Deferred Compensation Plan. The plan was adopted by the Bank effective September 1, 1997. The plan permits deferral of all or any portion of current director fees. Amounts deferred are credited with interest at a rate equal to the Bank’s “yield on earning assets” as calculated at year end of the prior year. Upon separation for any reason of the services of a participating director from the Bank, the director will be entitled to receive the balance of his or her account in equal installments over a period of ten years or as a lump sum.
          During 2010 the Directors received a quarterly retainer of $2,675 for service on the two Boards. The Chairman of the Board received an additional $375 and the Chairman of the Audit Committee received an additional $250 quarterly retainer. Directors are not separately compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.

2010 DIRECTOR COMPENSATION

	Fees			Non-Equity	Nonqualified
	Earned or	Stock	Option	Incentive Plan	Deferred		All Other
	Paid in	Awards	Awards	Compensation	Compensation		Compensation
Name	Cash ($)(1)	($)	($)	($)	Earnings ($)		($)(5)		Total ($)
Vincent J. Hillesheim	12,200	—	—	—	6,076	(3)	—		18,276
Steven J. Baker	10,700	—	—	—	6,954	(3)	—		17,654
James C. Conboy	10,700	—	—	—	92,872	(4)	48,000	(2)	151,572
Kathleen M. Darrow	10,700	—	—	—	—		—		10,700
Thomas J. Ellenberger	11,700	—	—	—	9,350	(3)	—		21,050
Susan A. Eno	10,700	—	—	—	—		—		10,700
Kathleen A. Lieder	10,700	—	—	—	2,947	(3)	—		13,647
R. Jeffery Swadling	10,700	—	—	—	—		—		10,700
Francis J. VanAntwerp, Jr.	10,700	—	—	—	10,038	(4)	—		20,738

(1)	Amounts include cash or deferred fees contributed to the 1997 Deferred Compensation Plan.

(2)	The amount listed is fees paid as Senior Advisor to Management.

(3)	The amount listed is earnings under the 1997 Deferred Compensation Plan. During 2010 the Corporation paid interest on these plan balances at a fixed rate of 5.19%. The rate does not exceed the threshold rate requiring additional disclosure.

(4)	The amount listed is the change in value of the 1985 Directors’ Deferred Compensation Plan and earnings under the 1997 Deferred Compensation Plan. During 2010 the Corporation paid interest on these plan balances at a fixed rate of 5.19%. The rate does not exceed the threshold rate requiring additional disclosure.

(5)	All other compensation does not include benefits generally provided to all salaried employees on a non-discriminatory basis.
COMPENSATION DISCUSSION AND ANALYSIS
     Overview
          The Corporation strives to attract, motivate and retain high-quality executives by providing compensation and benefits that are competitive with similarly situated banks in the markets in which we compete. The Corporation provides cash bonuses to advance the interest of shareholders and is commensurate with the Corporation’s performance.
          The Corporation’s compensation program for executive officers is administered by the entire Board of Directors, as well as Susan A. Eno, President & Chief Executive Officer. At present, all officers of the Corporation, with the exception of Mr. Hillesheim, the Corporation’s Chairman, are also officers of the Bank, and although they receive compensation from the Bank in their capacity as officers of the Bank, they receive no separate compensation from the Corporation. Mr. Hillesheim received no compensation as Chairman of the Corporation (other than the amount paid as a director). The executive officers serve as officers of the Corporation as an incident to their primary service as officers and employees of the subsidiary bank and they receive no compensation directly from the Corporation. The Board of Directors of the Bank (which is comprised of the same members as the Board of Directors of the Corporation) has the authority and responsibility for setting compensation for the Bank’s officers, including those officers who also serve as officers of the Corporation.

     Compensation Philosophy and Objectives
          The Board of Directors has developed and implemented compensation plans which seek to align the financial interests of the Corporation’s senior officers with those of its shareholders. The Corporation’s executive compensation program is comprised of two primary components: base salary and annual cash bonuses. Longer-term incentive opportunities in the form of stock option awards have also been awarded in the past. The stock option plan ended in May, 2006 and there are currently no options in effect that allow further granting. Senior Vice President and above officers are eligible to participate in the Bank’s 1997 Deferred Compensation Plan.
          To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation recognizing individual performance and achievements. Annual cash bonuses are used to reward senior officers and other key employees relating to the performance of the Corporation.
          In evaluating the performance of and determining the annual base salary and cash bonus for the President and Chief Executive Officer and other senior management, the Board of Directors takes into account management’s contribution to the long-term success of the Corporation. The Board of Directors considers return to shareholders to be primary in measuring financial performance. The mission of the Corporation is to maximize long-term return to shareholders in the form of stock appreciation and dividends consistent with its commitments to maintain the safety and soundness of the Corporation and the Bank and provide the highest possible service at a fair price to the customers and communities that it serves. The Board of Directors has taken these subjective and qualitative factors into account, along with other quantitative measures of corporate performance, in establishing the annual base salary and cash bonus for the President and Chief Executive Officer and the Corporation’s other members of senior management.
          The Board of Directors primarily considers five quantitative measures of corporate performance in establishing the compensation to be paid to the President and Chief Executive Officer and the Corporation’s other senior management. These measures of corporate performance are: (1) after-tax earnings and earnings growth; (2) capital position; (3) quality of the Bank’s loan portfolio; (4) targeted as compared to actual operating performance; and (5) the Corporation’s performance and financial condition as compared to that of its Federal Reserve Bank peer group. The Board of Directors also takes into consideration compensation levels at comparable financial institutions based on various general and targeted compensation surveys of peer group commercial banks with total assets between $100 and $500 million and located in the Midwest United States and the state of Michigan.
          The Board of Directors’ goal is to effectively balance salaries with potential compensation that is performance-based commensurate with an officer’s individual management responsibilities and potential for future contribution to corporate objectives.

     Benchmarking
          The Board of Directors reviews information regarding the compensation levels of other financial institutions, including compensation and benefits surveys published by the Michigan Bankers Association, Crowe Horwath LLP and Bank Administrative Institute.
     Elements of Compensation
          As noted above, the Bank’s compensation program for the President and Chief Executive Officer and the Corporation’s other senior management is comprised of two fundamental elements: (1) base salary and (2) annual cash bonuses. The Board of Directors determines the annual base salary and cash bonus for the President and Chief Executive Officer. Annual base salary and cash bonuses with respect to the Corporation’s other senior officers are recommended by the President and Chief Executive Officer to, and ultimately determined by, the Board of Directors. All recommendations of the President and Chief Executive Officer were approved by the Board of Directors for the most recent calendar year.
Base Pay. Base compensation for executive officers is predicated primarily on competitive circumstance for managerial talent and positions reflecting comparable responsibility.
Annual Cash Bonuses. Annual cash bonuses are used to reward executive and senior officers for the Corporation’s overall financial performance. At the end of each year the Corporation’s performance goal for the following year’s bonuses are established and is based upon the level of net income for the Corporation. There were no performance bonuses paid to any named executive officer as a result of the Corporation’s 2010 performance.
Perquisites and Other Executive Benefits. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, including medical, dental, vision, prescription, group term life insurance coverage, disability coverage, Defined Benefit Pension Plan (frozen to accept new participants as of December 31, 2008) and the ability to contribute to a 401(k) Savings Plan with a Bank match. These benefits are generally provided to all employees on a non-discriminatory basis. We believe these benefits are currently at or above median competitive benefits levels for comparable companies. In addition to the above benefits, certain executive officers are provided automobiles for their use relating to business travel. These automobiles are also driven for personal use and the portion of the travel related to personal use of the automobiles is included in the All Other Compensation column in the Summary Compensation Table along with the other perquisites and the related values.
The Bank does not have employment agreements with any of the named executive officers.
The Board has reviewed and discussed with management the compensation discussion analysis and based on that review and discussion recommends that it be included in this proxy statement and be incorporated by reference in the Corporation’s annual report on Form 10-K.

EXECUTIVE COMPENSATION
     Summary Compensation Table
          The following table sets forth the compensation received by the named executives during 2010. The Corporation’s stock option plan ended in May, 2006. A new stock option plan has not been adopted. Therefore the table below does not include any disclosures regarding stock awards or option awards.
2010 SUMMARY COMPENSATION

				Non-Equity	Nonqualified
				Incentive Plan	Deferred		All Other
		Salary	Bonus	Compensation	Compensation		Compensation
Name and Principal Position	Year	($)	($)	($)	Earnings ($)		($)(4)		Total ($)
Susan A. Eno	2010	150,000	—	—	58,025	(1)	5,292	(3)	213,317
President and Chief	2009	150,000	—	—	47,373		10,035		207,408
Executive Officer	2008	150,000	—	—	44,028		10,873		204,901
Douglas W. Damm	2010	100,000	159	—	19,562	(2)	3,084	(3)	122,805
Senior Vice President &	2009	100,000	—	—	15,911		4,914		120,825
Senior Loan Officer	2008	100,000	—	—	17,825		4,929		122,754

(1)	This includes $57,351 change in pension value and $674 related to earnings on the 1997 Deferred Compensation Plan.

(2)	The amount listed is the change in pension value for 2010.

(3)	The amounts reported for the most recently completed fiscal year for all other compensation for these named executive officers consists of an automobile allowance (for Ms. Eno), the employer contributions to the 401(k) savings plan, the taxable portion of the employer paid premiums for group term life insurance and club dues for the certain listed officers. In accordance with SEC regulations, perquisites that in the aggregate total less than $10,000 per named executive officer are not required to be disclosed.

(4)	All other compensation does not include benefits that are generally available to all salaried employees on a non-discriminatory basis.
     Grants of Plan-Based awards
          No grants of plan-based awards have been awarded to any named executive since 2003.
     Outstanding Equity Awards at December 31, 2010
          The Corporation maintained a stock option plan that ended in May, 2006. No grants of stock options have been awarded to any named executive since 2003. The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2010. The Corporation did not issue stock awards in 2010 and therefore the table below does not include any disclosures regarding stock awards.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

Option Awards
Equity
Incentive
Plan
Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date
Susan A. Eno	945	—	—	48.57	12/24/13
Douglas W. Damm	787	—	—	48.57	12/24/13
          The Corporation’s stock option plan ended in May 2006 and a new stock option plan has not been adopted. All previously awarded stock options were vested prior to 2010. There were no option exercises during 2010.
     Pension Benefits
          The Corporation has a non-contributory defined benefit pension plan that is qualified for federal tax purposes for all eligible employees. The plan was amended to no longer accept new participants as of December 31, 2008. The Corporation continues to have the authority to change or terminate the pension plan at any time. In order to be eligible, an employee must have completed six months of service and have attained age 20. Employees hired before December 31, 2008 remain eligible to participate under the plan upon the satisfaction of the eligibility requirements and having reached the entry date. The entry date is the first day of the Plan Year following the date of satisfaction of the eligibility requirements. The Corporation contributed $500,000 to the plan in 2010 and $600,000 to the plan in 2009.
          The amount of a participant’s monthly normal retirement annuity is equal to 1.1% of their average monthly compensation (salary and bonus) multiplied by their total number of years of service, plus .65% of their average monthly compensation in excess of one-twelfth of their covered compensation multiplied by their total number of years of service (up to a maximum of thirty-five (35) years), computed to the nearest cent. Upon reaching normal retirement age of 65 a participant is entitled to receive a monthly benefit for life or may elect a one time lump sum benefit. Early retirement, postponed retirement and disability retirement are also provided for in the plan.
          A plan participant has no vested benefit until after attainment of 5 years of service at which time the participant is fully vested.

          The plan’s benefit obligations at year end are calculated using the following weighted average assumptions:
•	Weighted average discount — 6.50%

•	Rate of increase in future compensation — 3.00%

•	Expected long term rate of return on plan assets — 8.00%
     401k Plan
          The Bank also maintains a 401(k) plan for all eligible employees. In order to be eligible, an employee must complete 90 days of service and be at least 21 years of age. During 2010 the Bank elected to make matching contributions equal to 100% of the first 1% of the employee’s deferred compensation. Employees are eligible for the Bank match after completing one year of service.
     Nonqualified Deferred Compensation
          On September 1, 1997, the Board of Directors approved a Nonqualified Deferred Compensation Plan, a supplemental retirement program, which permits voluntary participation for a select group of management personnel and any directors not eligible to participate in the 1985 Directors’ Deferred Compensation Plan. Although there are two active employees eligible for the benefits under the plan, there are no active employees currently participating. See Compensation of Directors above for more information regarding this plan.
          The plan permits participating executive officers and directors to elect in advance to defer from 1% to 100% of his or her compensation or directors fees into the plan on an annual basis. The election to defer compensation under the plan is irrevocable for each plan year. The Corporation does not make matching contributions to the plan for employees or directors. Amounts deferred are credited with interest at a rate equal to the Bank’s “yield on earning assets” as calculated at year end of the prior year. Upon separation for any reason of the services of a participating employee from the Bank, the employee will be entitled to receive the balance of his or her account in equal monthly installments over a period of ten years or as a lump sum if approved by the board of directors.
     Other Potential Post-Employment Payments
          Except for the benefits payable under the defined benefit pension plan, 401K plan and the deferred compensation plans described above there are no other contracts, plans, or arrangements that will potentially provide executive officers with payment or other benefits upon termination of their employment or upon a change in control of the Corporation or Bank.

CODE OF ETHICS
          The Corporation has adopted a Senior Financial Officers Code of Ethics that applies to the Corporation’s chief executive officer, treasurer, controller or other senior officers performing similar functions. A copy of the Senior Financial Officers Code of Ethics will be furnished without charge upon written request to: Secretary, CNB Corporation, P.O. Box 10, Cheboygan, Michigan 49721. The Bank also maintains a general code of ethics applicable to all employees.
REPORT OF THE AUDIT COMMITTEE
          The primary function of the Audit Committee (“Committee”) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, and all internal and external audit processes. Management is responsible for preparing the Corporation’s financial statements and the independent external auditors are responsible for auditing those financial statements.
          The Committee reviewed and discussed the audited financial statements of the Corporation for the year ended December 31, 2010 with management and the independent external auditors.
          The Committee discussed with the independent external auditors the matters required to be discussed by Statement on Auditing Standards 114, which include, among other items, matters related to the conduct of the audit of the Corporation’s financial statements. The Committee also received the written disclosures and the letter from the independent external auditors confirming their independence within the meaning of the Securities Acts administered by the Securities and Exchange Commission and the requirements of the Public Company Accounting Oversight Board (which relates to the auditors’ independence from management and from the Corporation and its related entities), discussed with the auditors any relationships that may impact their independence and satisfied itself as to the auditors’ independence.
          Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the Corporation’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Board of Directors:

Thomas J. Ellenberger, Chairman	Kathleen A. Lieder
Steven J. Baker	R. Jeffery Swadling
Kathleen M. Darrow	Francis J. Van Antwerp, Jr.
Vincent J. Hillesheim

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
          Directors and officers of the Corporation, as well as members of their immediate families and the companies, organizations and other entities with which they are associated, have had, and are expected to have in the future, transactions with the Bank. All such transactions are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral requirements on loan transactions, as those prevailing at the same time for comparable transactions with other persons. All such loan transactions do not involve more than normal risk of collectibility or present other unfavorable features and, when required, are approved by the Board of Directors. The Board of Directors reviews all related party transactions that are required to be disclosed.
          Director Conboy serves as counsel to the law firm of Bodman PLC which provided legal services to the Corporation and the Bank during 2010. During 2010 he received no compensation from Bodman PLC. It is anticipated that Bodman PLC will continue to furnish legal services in the future.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
           Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and any persons beneficially owning more than 10% of the Corporation’s common stock to file initial reports of ownership of the common stock and changes in such ownership with the Securities and Exchange Commission. Since the Bank essentially has knowledge of such ownership information in its capacity as sole transfer agent for the Corporation’s common stock, it electronically files the required reports in compliance with Section 16(a), as amended under the Sarbanes-Oxley Act of 2002, and Securities and Exchange Commission rules and regulations.
INDEPENDENT AUDITORS
          Plante & Moran, PLLC (“Plante & Moran”) has served as the independent external auditors for the Bank and Corporation since 2007 and the Audit Committee has selected Plante & Moran to serve as the Corporation’s independent external auditors for 2011. A representative of Plante & Moran is expected to be at the Annual Meeting of Shareholders, will have an opportunity to make a statement if so desired and is expected to be available to respond to appropriate questions.
          The audit report of Plante & Moran on our consolidated financial statements as of and for the years ended December 31, 2010, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
          During the three most recent calendar years ended December 31, 2010, 2009 and 2008, there have been no disagreements between us and Plante & Moran on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Plante & Moran to make reference to the subject matter of such disagreements in connection with its reports. During the period described in the preceding sentence, there were no “reportable events” as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K of the Securities and Exchange Commission.
          The following table sets forth the fees billed to the Corporation by Plante & Moran, PLLC for the years ended December 31, 2010 and 2009:

	2010	2009
Audit Fees (1)	$69,000	$73,000
Audit-Related Fees (2)	—	2,500
Tax Fees (3)	11,000	11,000
All Other Fees (4)	—	—

(1)	Audit Fees — The aggregate fees billed for professional service rendered by the independent registered public accounting firm Plante & Moran, for the audit of the Corporation’s annual financial statements and review of the financial statements included in the Corporation’s Forms 10-Q for the years ended December 31, 2010 and 2009 were $69,000 and $73,000 respectively.

(2)	Audit-Related Fees — The fees billed for validation services rendered by Plante & Moran related to the Bank’s Asset/Liability Model review were $2,500 in 2009.

(3)	Tax Fees — The fees billed for professional services rendered by Plante & Moran related to the preparation of the Corporation’s income tax return for the years ended December 31, 2010 and 2009 were $11,000 each year.

(4)	All Other Fees — No services or charges were applicable to this category for the years ended December 31, 2010 and 2009.
          All of the services provided by the independent external auditors and their fees for services were approved in accordance with the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy. The policy sets forth the procedures and the conditions pursuant to which the Audit Committee may meet its duty to pre-approve all audit and permitted non-audit services to be performed by the independent external auditors. The Audit Committee may give general pre-approval of types of services based on established policy and procedures or specific pre-approval on an engagement-by-engagement basis. The Audit Committee annually reviews and pre-approves those services that may be provided by the independent external auditors without obtaining specific approval from the Audit Committee.
SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
     The Board of Directors does not have a formal process for shareholders to send communications to the Board of Directors. All members of the Board of Directors and a large majority of the shareholders reside in the rural geographic area served by the Corporation and the Bank and open and direct communication between the directors and those shareholders is encouraged. As for written communications from shareholders or other interested parties to the Board of Directors or any specific individual director, the practice has been and will continue to be that all such communications are promptly forwarded to the appropriate party or shared with the full Board of Directors no later than the next regularly scheduled meeting of the Board. Any shareholder wishing to send a written communication to the Board of Directors or a specific individual director should address the communication to the Board of Directors or the individual director, CNB Corporation, 303 N. Main Street, PO Box 10, Cheboygan, MI 49721.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
          If you share an address with one or more other shareholders, a single copy of the Annual Report and/or Proxy Statement is being provided to you and the other shareholders. If you wish to receive a separate copy of the Annual Report and/or Proxy Statement, please make that request in person, in writing, or by telephone to: Secretary, CNB Corporation, P. O. Box 10, Cheboygan, MI 49721. Telephone: 231-627-7111 or 1-888-627-7800.
SHAREHOLDER PROPOSALS
          Any shareholder proposal to be considered by the Corporation for inclusion in the 2012 Annual Meeting of Shareholders’ proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 9, 2011.
OTHER BUSINESS
          The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.
          The Annual Report of the Corporation for 2010 is included with this Proxy Statement.
          Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope.

By order of the Board of Directors,
/s/ Rebecca L. Tomaski
Rebecca L. Tomaski Secretary

Dated: April 15, 2011

CNB CORPORATION
AUDIT COMMITTEE CHARTER
Organization
There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of all members of the Board of Directors who qualify as “independent directors” under the NYSE Standards of Independence. At least one member must have expertise in accounting or other aspects of financial management and all members are expected to be financially literate or to gain such literacy after appointment. The Audit Committee shall meet at least quarterly each year and more frequently as circumstances may require.
Purpose
The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, the investment community, and others relating to the accounting and financial reporting processes and practices of the Corporation and the quality and integrity of the financial reports of the Corporation. In so doing, the Audit Committee shall maintain free and open means of communication between the Board of Directors, the independent external auditors, the internal auditors and the management of the Corporation.
Responsibilities and Authority
The Audit Committee is responsible for determining the specific policies and procedures it needs to carry out its responsibilities and believes such policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the accounting and financial reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The Audit Committee shall have the following responsibilities and authority:
•	Appoint, evaluate and, where appropriate, replace, and approve the compensation of the independent external auditors engaged to audit the financial statements of the Corporation or perform other audit, review or attest services. The independent external auditors shall report directly to the Audit Committee and the Committee shall oversee the work of the independent external auditors, including resolution of any disagreements between management and the independent external auditors.

•	Pre-approve all audit and permitted non-audit services of the independent external auditors and approve all engagement fees and terms in accordance with the Audit and Non-Audit Services Pre-Approval Policy.

•	Review at least annually all relationships between the independent external auditors and the Corporation to assess the auditors’ independence and their compliance with auditing rules and standards, including the rotation of lead audit and concurring review partners.

•	Review and discuss with the independent external auditors and management the scope of the proposed audit for the current year and the audit procedures to be utilized. Receive and review the results of the audit, including any comments or recommendations of the independent external auditors and management’s response to them.

•	Review with the independent external auditors and the internal auditors the adequacy and effectiveness of the accounting and financial controls of the Corporation and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose inaccurate, incomplete or unauthorized transactions, deficiencies in the safeguarding of assets, unreliable financial and regulatory reporting, and deviations from laws, regulations, corporate policies or the code of conduct.

•	Annually evaluate the adequacy and effectiveness of the internal audit function including its structure and appoint, replace, and approve the compensation of any outside audit firm performing any of the internal audit functions. Review and approve the proposed risk assessment and the internal audit plan for the coming year and the coordination of such plan with the independent external auditors.

•	Review and approve the appointment, replacement, reassignment or dismissal of the manager of internal audit. Annually evaluate the competence and performance of the manager of internal audit, limiting senior management’s input into the evaluation to administrative details.

•	Receive and review at each regular meeting a summary of findings and recommendations from completed internal audits, together with management’s response where appropriate, and a progress report on the internal audit plan, with explanations for any deviations from the approved plan.

•	Provide sufficient opportunity for the Audit Committee to meet separately with the internal auditors and the independent external auditors, without members of management present, to discuss the results of their examinations or any other matters either of the parties believe should be discussed privately.

•	Review and discuss with management and the independent external auditors the audited financial statements prior to their being included in the annual report to shareholders or reports to be filed with the Securities and Exchange Commission or other regulators, and discuss with the independent external auditors any matters required to be communicated to the Audit Committee by the independent external auditors under generally accepted auditing standards.

•	Review and discuss with management and the independent external auditors the interim financial statements prior to their being included in reports to be filed with the Securities and

2

Exchange Commission or other regulators and discuss with the independent external auditors any matters required to be communicated to the Audit Committee by the independent external auditors under generally accepted auditing standards.

•	Review with the independent external auditors, internal auditors and management changes and developments in accounting, financial reporting, or auditing standards and principles, or any other legal or regulatory matters that may have a significant effect on the Corporation’s financial statements or the audit process.

•	Issue the report required by the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement and cause a copy of this Audit Committee Charter, as it may be amended from time to time, to be published in the annual proxy statement in compliance with applicable rules and regulations.

•	Establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters, including procedures necessary to receive and respond to confidential and anonymous submissions by employees regarding questionable accounting or auditing matters. Investigate any matter brought to its attention within the scope of its responsibilities, with full access to all books, records, facilities and personnel of the Corporation, and with the power to retain outside counsel or other experts for this purpose.

•	Keep written minutes of all Audit Committee meetings and report to the Board of Directors on matters discussed and all actions taken at each meeting.

•	Review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.
Adopted by the Board of Directors 12/24/03

3

CNB CORPORATION
303 North Main Street
Cheboygan, Michigan 49721
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
May 17, 2011
This Proxy is solicited on behalf of the Board of Directors
     The undersigned hereby appoints Susan A. Eno, Kathleen A. Lieder and R. Jeffery Swadling and each of them, as Proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 18, 2011, at the Annual Meeting of Shareholders to be held May 17, 2011, and at any adjournment thereof.
Proposal 1. In the election of nine directors to be elected for terms expiring in 2012:

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

Steven J. Baker	Thomas J. Ellenberger	Kathleen A. Lieder

James C. Conboy, Jr.	Susan A. Eno	R. Jeffery Swadling

Kathleen M. Darrow	Vincent J. Hillesheim	Francis J. VanAntwerp, Jr.
     The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 15, 2011. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. If no choice is specified, this Proxy will be voted FOR all nominees listed in Proposal 1. By execution of this Proxy, the undersigned shareholder confers upon the above-appointed Proxies the discretionary authority to vote upon any other matters which may properly come before the meeting, and revokes any prior proxies.
COMPLETE AND SIGN ON REVERSE

     The undersigned shareholder(s) acknowledges receipt of the 2010 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, dated April 15, 2011.
     The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.
     Each shareholder must sign exactly as his/her name appears below. For shares held jointly, any one owner may sign subject to any agreement between them. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.
     The ____________ shares represented by this Proxy are registered on our books as follows:
     ________________________________________________________
     ________________________________________________________
     ________________________________________________________
     ________________________________________________________

Date: _____________________________ , 2011

Signature
Brokers-Number of Shares ___________________

Signature

Signature

Signature
If you share an address with one or more other shareholders, a single copy of the Annual Report and/or Proxy Statement is being provided to you and the other shareholders. If you wish to receive a separate copy of the Annual Report and/or Proxy Statement, please make that request in person, in writing, or by telephone to: Secretary, CNB Corporation, P. O. Box 10, Cheboygan, MI 49721. Telephone: 231-627-7111 or 1-888-627-7800.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
IN THE ENCLOSED ENVELOPE PROMPTLY.